                                VOTING AGREEMENT

     THIS VOTING AGREEMENT, is made and entered into as of this 31st day of July, 2001 (the "AGREEMENT"), by and among Endorex Corporation ("PARENT"); Roadrunner Acquisition, Inc., a wholly owned subsidiary of Parent ("MERGER SUB"); Corporate Technology Development, Inc. (the "COMPANY"); TVM Techno Venture Management III GmbH & Co. Medical Ventures; Nomura Bank (Switzerland) Ltd.; Paul Capital Partners V, LP; Imprimus Investors, LLC; Bristol Rittenhouse Investments, LP; Paramount Capital Drug Development Holdings LLC; Steve H. Kanzer; Peter Kleim; Colin Bier, Ph.D.; Guy Rico; Nicholas Stergiopoulos; and Lindsay A. Rosenwald, M.D. (each a "STOCKHOLDER" and collectively, the "STOCKHOLDERS").

                                    RECITALS

     A. Contemporaneously with the execution and delivery of this Agreement, Parent, Merger Sub and the Company are entering into an Agreement and Plan of Merger and Reorganization, dated as of the date hereof (the "MERGER AGREEMENT"), which provides for, upon the terms and subject to the conditions set forth therein, a business combination between Parent and the Company by means of a merger of Merger Sub with and into the Company (the "MERGER").

     B. As of the date hereof, each Stockholder beneficially owns (as defined in Rule 13d-3 promulgated under the Securities Exchange Act of 1934, as amended) the number of shares of Common Stock, par value $.001 per share, or Series A Convertible Preferred Stock, par value $.001 per share, of the Company set forth opposite such Stockholder's name on SCHEDULE I hereto (all such shares so owned and which may hereafter be acquired by such Stockholder prior to the termination of this Agreement, whether upon the exercise of options or warrants and/or conversion of notes or preferred stock, or by any other means of purchase, dividend, distribution or otherwise, being referred to herein as such Stockholder's "SHARES").

     C. As a condition to their willingness to enter into the Merger Agreement, Parent and Merger Sub have requested that the Stockholders enter into this Agreement.

     D. In order to induce Parent and Merger Sub to enter into the Merger Agreement, each of the Stockholders are willing to enter into this Agreement and to grant Parent an irrevocable proxy to vote the Shares of such Stockholder in favor of the adoption of the Merger Agreement and the approval of the terms thereof and each of the other transactions contemplated by the Merger Agreement.

     NOW, THEREFORE, in consideration of the foregoing and the mutual covenants and agreements herein contained, and intending to be legally bound hereby, the parties hereto hereby agree as follows:

                                   ARTICLE I
                                VOTING AGREEMENT

     1.1 VOTING OF SHARES. From the date hereof until the termination of this Agreement, at any meeting of the stockholders of the Company, however called, and in any action by consent of the stockholders of the Company, each Stockholder shall vote such Stockholder's Shares

          (a) in favor of the Merger, the Merger Agreement and all other transactions contemplated thereby (as amended from time to time pursuant to the terms thereof), including, but not limited to, the actions necessary to effectuate the requirements of Section 5.17 of the Merger Agreement,

          (b) against any Competing Proposal or any negotiations or discussions with respect to a Competing Proposal and against any proposal for action or agreement that would result in a breach of any covenant, representation or warranty or any other obligation or agreement of the Company under the Merger Agreement, any change in the directors of the Company, any change in the present capitalization of the Company (other than such changes necessary to effectuate the requirements of Section 5.17 of the Merger Agreement) or any amendment to the Company's Certificate of Incorporation, as amended, or Bylaws, which in the case of each of the matters referred to in this clause (b) could reasonably be expected to impede, interfere with, delay, postpone or materially adversely affect the transactions contemplated by the Merger Agreement or the likelihood of such transactions being consummated, and

          (c) in favor of any other matter necessary for consummation of the transactions contemplated by the Merger Agreement and related agreements which is considered at any such meeting of stockholders or in such consent, and in connection therewith shall execute any documents which are necessary in order to effectuate the foregoing, including the ability for Parent or its nominees to vote such Shares directly.

     1.2 IRREVOCABLE PROXY. Each Stockholder hereby agrees to deliver to Parent a duly executed proxy in the form attached hereto as EXHIBIT A concurrently with the execution and delivery of this Agreement (the "PROXY"), such Proxy to cover the Shares in respect of which Stockholder is entitled to vote at each meeting of the stockholders of the Company (including, without limitation, each written consent in lieu of a meeting) in favor of the Merger and the adoption and approval of the Merger Agreement, as amended from time to time pursuant to the terms thereof, and all transactions contemplated thereby, including, but not limited, to the actions necessary to effectuate the requirements of Section 5.17 of the Merger Agreement. Each Stockholder hereby revokes any and all prior proxies or powers of attorney given by such Stockholder with respect to the Shares.

     1.3 NO PROXIES FOR OR TRANSFERS OF STOCKHOLDER SHARES. Except as contemplated by the terms of this Agreement, from the date hereof until the termination of this Agreement, each Stockholder hereby agrees that such Stockholder shall not, without the prior written consent of Parent, which may be withheld in the sole discretion of Parent, directly or indirectly, (i) grant any proxies or enter into any voting trust or other agreement, arrangement or understanding with respect to the voting of any such Stockholder's Shares or
(ii) sell, assign, transfer, encumber, pledge or otherwise dispose of, or enter into any contract, option or other agreement, arrangement or understanding with respect to the direct or indirect sale, assignment, transfer, encumbrance, pledge or other disposition of, any of such Stockholder's Shares. Each Stockholder hereby agrees such Stockholder shall not seek or solicit any such sale, assignment, transfer, encumbrance, pledge or other disposition or any such contract, option or other agreement, arrangement or understanding and agrees to notify Parent promptly (but in any event, within 24 hours), and to provide all details requested by Parent, if such Stockholder is approached or solicited, directly or indirectly, by any person with respect to any of the foregoing. Notwithstanding any other provision of this Section 1.3, each Stockholder may sell or otherwise assign, with or without consideration, an unlimited amount of such Stockholder's Shares to any spouse or member of his immediate family, or to a custodian, trustee (including a trustee of a voting trust), executor or other fiduciary for the account of his spouse or members of his immediate family, or to a trust for himself, or to a charitable remainder trust, or any affiliate, member or limited or general partner of such Stockholder, or to any entity that is wholly owned by members of such Stockholder's immediate family; provided that each such transferee or assignee, prior to the completion of the sale, transfer or assignment shall have executed and delivered to Parent documents assuming the obligations of such Stockholder under this Agreement with respect to the transferred securities, such documents to be satisfactory to Parent in its sole discretion.

     1.4 STOP TRANSFER. During the term of this Agreement, no Stockholder shall request that the Company register the transfer (book-entry or otherwise) of any certificate or uncertificated interest representing any of such Stockholder's Shares, unless such transfer is made in compliance with this Agreement.

     1.5 NOTIFICATION. If any Stockholder becomes aware of a Competing Proposal or if any Stockholder becomes aware that a request for nonpublic information relating to the Company or any of its Subsidiaries has been made by any person or entity that has made a Competing Proposal or has advised such Stockholder or the Company that it may be considering making a Competing Proposal, such Stockholder shall within 24 hours notify Parent of those material details of such Competing Proposal or request that are known to such Stockholder (including the identity of the person or entity making such Competing Proposal, the terms thereof and the information requested thereby) and shall within 24 hours provide Parent with a copy of any Competing Proposal or request that is made in writing and copies of all correspondence relating thereto, to the extent those items are available to such Stockholder. Thereafter such Stockholder shall keep Parent fully apprised on a current basis of the status of any such Competing Proposal and of any modifications to the terms thereof, to the extent such information is available to such Stockholder. Each Stockholder hereby agrees to immediately cease and cause to be terminated all existing discussions or negotiations with any parties other than Parent that it has conducted heretofore with respect to any Competing Proposal.

     1.6 WAIVER OF APPRAISAL RIGHTS. Each Stockholder hereby waives any and all rights of appraisal for such Stockholder's Shares in connection with the Merger or rights to dissent from the Merger.

                                   ARTICLE II
                 REPRESENTATIONS AND WARRANTIES OF STOCKHOLDERS

     Each Stockholder hereby represents and warrants to Parent and Merger Sub as follows:

     2.1 DUE AUTHORIZATION, ETC. Each Stockholder that is not a natural person has all requisite power and authority to execute, deliver and perform this Agreement, to appoint Parent as its proxy and to consummate the transactions contemplated hereby. The execution, delivery and performance of this Agreement, the appointment of Parent as its proxy and the consummation of the transactions contemplated hereby have been duly authorized by all necessary action on the part of each Stockholder that is not a natural person. Each Stockholder that is a natural person has full legal right, power and authority to execute and deliver this Agreement, to perform their obligations hereunder and to consummate the transactions contemplated hereby. This Agreement has been duly executed and delivered by or on behalf of each Stockholder and constitutes a legal, valid and binding obligation of each Stockholder, enforceable against each Stockholder in accordance with its terms, except that such enforceability may be limited by bankruptcy, insolvency, moratorium or other similar laws affecting or relating to creditors' rights generally, and is subject to general principles of equity. There is no beneficiary or holder of a voting trust certificate or other interest of any trust of which such Stockholder is trustee whose consent is required for the execution and delivery of this Agreement or the consummation by such Stockholder of the transactions contemplated hereby.

     2.2  NO CONFLICTS; REQUIRED FILINGS AND CONSENTS.

          (a) The execution and delivery of this Agreement by such Stockholder does not, and the performance of this Agreement by such Stockholder will not, (i) if such Stockholder is not a natural person, conflict with or result in any breach of any provision of the respective certificate of incorporation, bylaws or other similar documents relating to such Stockholder, (ii) conflict with or violate any law applicable to such Stockholder or by which such Stockholder or any of such Stockholder's properties is bound or affected or (iii) result in any material breach of or constitute a material default (or an event that with notice or lapse of time or both would become a material default) under, or give to others any rights of termination, acceleration or cancellation of, or result in the creation of a lien or encumbrance on any assets of such Stockholder, including, without limitation, such Stockholder's Shares, pursuant to, any note, bond, mortgage, indenture, contract, agreement, lease, license, permit, franchise or other instrument or obligation to which such Stockholder is a party or by which such Stockholder or any of such Stockholder's assets is bound or affected.

          (b) The execution and delivery of this Agreement by such Stockholder does not, and the performance of this Agreement by such Stockholder will not, require any consent, approval, authorization or permit of, or filing with or notification to, any governmental or regulatory authority (other than any necessary filing under the Exchange Act), domestic or foreign, except where the failure to obtain such consents, approvals, authorizations or permits, or to make such filings or notifications, would not prevent or delay the performance by such Stockholder of such Stockholder's obligations under this Agreement.

     2.3 VALID TITLE. Such Stockholder is the sole, true and lawful beneficial owner of such Stockholder's Shares with no restrictions on such Stockholder's voting rights or rights of disposition pertaining thereto. None of such Stockholder's Shares is subject to any voting trust or other agreement or arrangement with respect to the voting of such Shares. None of such Stockholder's Shares is subject to any adverse claims, options, liens, charges, encumbrances, security interests or other restrictions on transfer.

     2.4 TOTAL SHARES. Each Stockholder is the record and beneficial owner of the number of Shares set forth next to such Stockholder's name on SCHEDULE I hereto. Except as set forth on SCHEDULE I hereto, neither such Stockholder nor any beneficial owner or owners of such Stockholder's Shares own any options or warrants to purchase or rights to subscribe for or otherwise acquire any securities of the Company. Except as set forth on SCHEDULE I hereto, each Stockholder has sole voting power and sole power to issue instructions with respect to the matters set forth in this Agreement, sole power of disposition, sole power of conversion and sole power to agree to all of the matters set forth in this Agreement, in each case with respect to all of the Shares beneficially owned by such Stockholder with no limitations, qualifications or restrictions on such rights, subject to applicable securities laws and the terms of this Agreement.

     2.5 NO FINDER'S FEES. No broker, investment banker, financial advisor or other person is entitled to any broker's, finder's, financial advisor's or other similar fee or commission in connection with the transactions contemplated hereby based upon arrangements made by or on behalf of such Stockholder. Such Stockholder, on behalf of itself and its affiliates, hereby acknowledges that it is not entitled to receive any broker's, finder's, financial advisor's or other similar fee or commission in connection with the transactions contemplated hereby or by the Merger Agreement.

                                   ARTICLE III
                                  MISCELLANEOUS

     3.1 DEFINITIONS. Capitalized terms used but not otherwise defined in this Agreement have the respective meanings ascribed to such terms in the Merger Agreement.

     3.2 TERMINATION. This Agreement and each Proxy granted pursuant to Article I shall terminate automatically and without any action of any of the parties hereto and be of no further force and effect upon the earlier to occur of: (i) the written mutual consent of the parties hereto and (ii) the Expiration Date (as defined below). No such termination of this Agreement shall relieve any party hereto from any liability for any breach of this Agreement prior to termination or from any obligation pursuant to a notice delivered on or before the date of such termination. As used herein, the "EXPIRATION DATE" shall mean the earlier to occur of (i) the Effective Time of the Merger and (ii) the termination of the Merger Agreement according to its terms.

     3.3 FURTHER ASSURANCE. From time to time, at the request of another party hereto and without consideration, each party hereto shall execute and deliver such additional documents and take all such further action as may be necessary or desirable to consummate and make effective, in the most expeditious manner practicable, the transactions contemplated by this Agreement.

     3.4 CERTAIN EVENTS; SUCCESSORS. Each Stockholder agrees that this Agreement and such Stockholder's obligations hereunder shall attach to such Stockholder's Shares and shall be binding upon any person or entity to which legal or beneficial ownership of such Shares shall pass, whether by operation of law or otherwise, including, without limitation, such Stockholder's heirs, executors, guardians, administrators, or successors. Notwithstanding any transfer of Shares, the transferor shall remain liable for the performance of all its obligations under this Agreement.

     3.5 NO WAIVER. The failure of any party hereto to exercise any right, power, or remedy provided under this Agreement or otherwise available in respect hereof at law or in equity, or to insist upon compliance by any other party hereto with its obligations hereunder, or any custom or practice of the parties at variance with the terms hereof, shall not constitute a waiver by such party of its right to exercise any such or other right, power or remedy or to demand such compliance.

     3.6 NOTICE. All notices and other communications hereunder shall be in writing and shall be deemed given if delivered personally, the day of transmission if a business day or, if not, the next business day thereafter, if delivered by telecopier (with confirmation of receipt), the next business day if delivered by an internationally recognized overnight courier service, such as Federal Express, or the third business day if mailed by registered or certified mail (return receipt requested) to the parties at the following addresses (or at such other address for a party as shall be specified by like notice):

          (a)  if to Parent or Merger Sub, to:

               Endorex Corporation
               28101 Ballard Drive, Suite F
               Lake Forest, Illinois  60045
               Attention: Michael Rosen
                          President and CEO
               Facsimile No.: (847) 573-9285

               with a copy to:

               Brobeck, Phleger & Harrison LLP
               370 Interlocken Boulevard, Suite 500
               Broomfield, Colorado  80021
               Attention: Richard R. Plumridge, Esq.
               Telecopy No.: (303) 410-2199

               and

          (b) If to a Stockholder, to the address set forth below such Stockholder's name on SCHEDULE I hereto.

     3.7 EFFECT OF HEADINGS. The section headings contained in this Agreement are for convenience only and shall not affect the construction or interpretation of this Agreement.

     3.8 SEVERABILITY. If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction to be invalid, void or unenforceable, then the remainder of the terms, provisions, covenants and restrictions of this Agreement shall remain in full force and effect and shall in no way be affected, impaired or invalidated.

     3.9 ENTIRE AGREEMENT. This Agreement and the Proxy contains the entire understanding of the parties in respect of the subject matter hereof, and supersede all prior negotiations and understandings between the parties with respect to such subject matter.

     3.10 ASSIGNMENT AND BINDING EFFECT. Except as provided in Section 1.3, Neither this Agreement nor any of the rights, interests or obligations hereunder shall be assigned by any of the parties (whether by operation of law or otherwise) without the prior written consent of the other parties, and any such assignment shall be void, except that Parent may assign, in its sole discretion, any or all of its rights, interests and obligations hereunder to any direct or indirect wholly owned subsidiary of Parent or to a successor corporation or other successor entity in the event of a merger, acquisition, consolidation or other transfer. Subject to the preceding sentence, this Agreement will be binding upon, inure to the benefit of, and be enforceable by the parties and their respective successors and assigns.

     3.11 GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the laws of Delaware without reference to such state's principles of conflicts of laws.

     3.12 AMENDMENT AND MODIFICATION. This Agreement may not be modified, amended, altered or supplemented except by the execution and delivery of a written agreement executed by the parties hereto.

     3.13 SPECIFIC PERFORMANCE; INJUNCTIVE RELIEF. The parties hereto acknowledge that Parent will be irreparably harmed and that there will be no adequate remedy at law for a violation of any of the covenants or agreements of each Stockholder set forth herein. Therefore, it is agreed that, in addition to any other remedies that may be available to Parent upon any such violation, Parent shall have the right to enforce such covenants and agreements by specific performance, injunctive relief or by any other means available to Parent at law or in equity and each Stockholder hereby waives any and all defenses which could exist in its favor in connection with such enforcement and waives any requirement for the security or posting of any bond in connection with such enforcement.

     3.14 COUNTERPARTS. This Agreement may be executed in one or more counterparts, and by the different parties hereto in separate counterparts, each of which when executed shall be deemed to be an original but all of which shall constitute one and the same agreement. This Agreement (or any counterpart hereof) may be delivered by a party by facsimile, which facsimile shall be effectual as if the original counterpart had been delivered.

     IN WITNESS WHEREOF, Parent, Merger Sub, the Company and each of the Stockholders have caused this Agreement to be executed as of the date first written above.


PARENT:                                 ENDOREX CORPORATION



                                        ------------------------------------
                                        By:
                                           ---------------------------------
                                        Title:
                                              ------------------------------


MERGER SUB:                             ROADRUNNER ACQUISITION, INC.



                                        ------------------------------------
                                        By:
                                           ---------------------------------
                                        Title:
                                              ------------------------------


COMPANY:                                CORPORATE TECHNOLOGY DEVELOPMENT, INC.



                                        ------------------------------------
                                        By:
                                           ---------------------------------
                                        Title:
                                              ------------------------------


STOCKHOLDERS:                           TVM TECHNO VENTURE MANAGEMENT III
                                        GmbH & CO. Medical Ventures



                                        ------------------------------------
                                        By:
                                           ---------------------------------
                                        Title:
                                              ------------------------------

                                        NOMURA BANK (SWITZERLAND) LTD.



                                        ------------------------------------
                                        By:
                                           ---------------------------------
                                        Title:
                                              ------------------------------


                                        PAUL CAPITAL PARTNERS V, LP



                                        ------------------------------------
                                        By:
                                           ---------------------------------
                                        Title:
                                              ------------------------------


                                        IMPRIMUS INVESTORS, LLC



                                        ------------------------------------
                                        By:
                                           ---------------------------------
                                        Title:
                                              ------------------------------


                                        BRISTOL RITTENHOUSE INVESTMENTS, L.P.



                                        ------------------------------------
                                        By:
                                           ---------------------------------
                                        Title:
                                              ------------------------------


                                        PARAMOUNT CAPITAL DRUG
                                        DEVELOPMENT HOLDINGS LLC



                                        ------------------------------------
                                        By:
                                           ---------------------------------
                                        Title:
                                              ------------------------------

                                        ------------------------------------
                                        STEVE H. KANZER



                                        ------------------------------------
                                        PETER KLEIM



                                        ------------------------------------
                                        COLIN BIER, Ph.D.



                                        ------------------------------------
                                        GUY RICO



                                        ------------------------------------
                                        NICHOLAS STERGIOPOULOS



                                        ------------------------------------
                                        LINDSAY A. ROSENWALD, M.D.

                                   SCHEDULE I

             STOCKHOLDERS OF CORPORATE TECHNOLOGY DEVELOPMENT, INC.

                                                                              Number of
                                                                              Shares of
                                                                              Series A
                                                 Number of      Number of    Preferred
                                  Number of      Shares of      Shares of      Stock       Percentage of
                                  Shares of     Common Stock    Series A     Underlying     Ownership
                                 Common Stock    Underlying     Preferred     Warrants     (on a Fully-
      Stockholder Name               Held       Options Held    Stock Held      Held       Diluted Basis)           Address
------------------------------   ------------   ------------    ----------   -----------   --------------    -----------------------
TVM Techno Venture                    --             --          1,350,000          --              9.17     101 Arch Street
Management III GmbH & Co.                                                                                    Suite 1950
Medical Ventures                                                                                             Boston, MA  02110

Nomura Bank (Switzerland)             --             --          1,200,000          --              8.16     Kasamaristrasse I
Ltd.                                                                                                         Zurich, Switzerland
                                                                                                             CH 8021

Paul Capital Partners V, LP           --             --           892,400           --              6.06     28, Avenue de Messine
                                                                                                             75008 Paris
                                                                                                             France 75008

Imprimus Investors, LLC               --             --           500,000           --              3.40     411 West Putman Ave.
                                                                                                             Greenwich, CT 06830
Bristol Rittenhouse                   --             --           500,000           --              3.40     1 Rockefeller Plaza
Investments, L.P.                                                                                            Suite 1010
                                                                                                             New York, NY 10020
Paramount Capital Drug            2,515,350          --             --              --             17.09     787  7th Ave. 48th Flr
Development Holdings LLC                                                                                     New York, NY 10019

Steve H. Kanzer                    564,000         618,180          --              --              8.03     300 South Point Drive
                                                                                                             Suite 3501
                                                                                                             Miami Beach, FL 33139

Peter Kleim                           --           50,000           --              --              0.34     750 Main Street
                                                                                                             Cambridge, MA 02139

Colin Bier, Ph.D.                     --           50,000           --              --              0.34     677 Dr Frederik
                                                                                                             Philips
                                                                                                             Saint-Laurent, Quebec
                                                                                                             Canada H4M-2W4

Guy Rico                              --           50,000           --              --              0.34     28, Avenue de Messine
                                                                                                             75008 Paris
                                                                                                             France 75008


Nicholas Stergiopoulos              75,500         477,273          --              --              3.75     1541 Brickell Ave.
                                                                                                             Apt. 2706
                                                                                                             Miami, FL 33129

Lindsay A. Rosenwald, M.D.            --             --           175,000         303,819           3.29     787  7th Ave. 48th Flr
                                                                                                             New York, NY 10019

                                    EXHIBIT A

                                IRREVOCABLE PROXY
                                TO VOTE STOCK OF
                     CORPORATE TECHNOLOGY DEVELOPMENT, INC.
                            (A DELAWARE CORPORATION)

     The undersigned stockholder of Corporate Technology Development, Inc., a Delaware corporation (the "COMPANY"), hereby irrevocably (to the full extent permitted by the Delaware General Corporation Law) appoints Endorex Corporation, a Delaware corporation ("PARENT"), or any designee of Parent, as the sole and exclusive attorneys and proxies of the undersigned, with full power of substitution and resubstitution, to vote and exercise all voting and related rights (to the full extent that the undersigned is entitled to do so) with respect to all of the shares of capital stock of the Company that now are or hereafter may be beneficially owned by the undersigned, and any and all other shares or securities of the Company issued or issuable in respect thereof on or after the date hereof (collectively, the "SHARES") in accordance with the terms of this Irrevocable Proxy. The Shares beneficially owned by the undersigned stockholder of the Company as of the date of this Irrevocable Proxy are listed on the final page of this Irrevocable Proxy. Upon the undersigned's execution of this Irrevocable Proxy, any and all prior proxies given by the undersigned with respect to any Shares are hereby revoked and the undersigned agrees not to grant any subsequent proxies with respect to the Shares until after the termination of the Voting Agreement (as hereinafter defined).

     This Irrevocable Proxy is irrevocable (to the extent provided by the Delaware General Corporation Law), is coupled with an interest, and is granted in consideration of Parent entering into that certain Voting Agreement (the "VOTING AGREEMENT"), dated as of ____________ __, 2001, by and among Parent; Roadrunner Acquisition, Inc., a Delaware corporation, and a wholly owned subsidiary of Parent (the "MERGER SUB"); and the Company; the undersigned and certain stockholders of the Company, and that certain Agreement and Plan of Merger and Reorganization (the "MERGER AGREEMENT"), dated as of ____________ __, 2001, by and among the Company; Parent; and Merger Sub, which Merger Agreement provides for the merger of Merger Sub with and into the Company (the "MERGER").

     The attorney and proxy named above is hereby authorized and empowered by the undersigned, at any time prior to the termination of the Voting Agreement, to act as the undersigned's attorney and proxy to vote the Shares, and to exercise all voting and other rights of the undersigned with respect to the Shares (including, without limitation, the power to execute and deliver written consents pursuant to the Delaware General Corporation Law), at every annual, special or adjourned meeting of the stockholders of the Company and in every written consent in lieu of such meeting as follows:

          (i) in favor of the Merger and the Merger Agreement, and all other transactions contemplated thereby (as amended from time to time pursuant to the terms thereof), including, but not limited to, the actions necessary to effectuate the requirements of Section 5.17 of the Merger Agreement,

          (ii) against any Competing Proposal (used herein as defined in the Merger Agreement) or any negotiations or discussions with respect to a Competing Proposal and against any proposal for action or agreement that would result in a breach of any covenant, representation or warranty or any other obligation or agreement of the Company under the Merger Agreement, any change in the directors of the Company, any change in the present capitalization of the Company (other than such changes necessary to effectuate the requirements of Section 5.17 of the Merger Agreement) or any amendment to the Company's Certificate of Incorporation, as amended, or Bylaws, which in the case of each of the matters referred to in this clause (ii) could reasonably be expected to impede, interfere with, delay, postpone or materially adversely affect the transactions contemplated by the Merger Agreement or the likelihood of such transactions being consummated,

          (iii) in favor of any other matter necessary for consummation of the transactions contemplated by the Merger Agreement and related agreements which is considered at any such meeting of stockholders or in such consent, and in connection therewith to execute any documents which are necessary in order to effectuate the foregoing, including the ability for Parent or its nominees to vote such Shares directly.

     Specifically, but in no way by limitation, this Irrevocable Proxy shall not be used to waive or amend any material rights or obligations of the undersigned under the Voting Agreement, the Merger Agreement or otherwise.

     All authority herein conferred shall survive the death or incapacity of the undersigned and any obligation of the undersigned hereunder shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned.

     This Irrevocable Proxy is coupled with an interest as aforesaid and is irrevocable and shall terminate automatically and without any action of any of the undersigned and be of no further force and effect upon the earlier to occur of: (i) the written mutual consent of the parties to the Voting Agreement and
(ii) the Expiration Date (as defined below). As used herein, the "EXPIRATION DATE" shall mean the earlier to occur of (i) the Effective Time of the Merger and (ii) the termination of the Merger Agreement according to its terms..

Dated:  ____________ __, 2001

                                     By:
                                        -------------------------------
                                        (Signature of Stockholder)

                                     Name:
                                          -----------------------------
                                          (Print Name of Stockholder)

                                     Shares beneficially owned:

                                     _________ shares of Common Stock of Company

                                     _________ shares of Series A Preferred
                                               Stock of Company

                                     _________ shares of Common Stock of Company
                                               underlying options

                                     _________ shares of Series A Preferred
                                               Stock of Company underlying
                                               warrants

                                       2